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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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      Date of Report (Date of earliest event reported): SEPTEMBER 30, 1999


                             METAMOR WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


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
                        0-26970                                                     76-0407849
                (Commission File Number)                                (I.R.S. Employer Identification No.)


                  FIVE POST OAK PARK
           4400 POST OAK PARKWAY, SUITE 1100
                    HOUSTON, TEXAS                                                 77027-3413
       (Address of principal executive offices)                                    (Zip Code)
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       Registrant's telephone number, including area code: (713) 548-3400


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 1999, Metamor Worldwide, Inc. ("Metamor") closed the sale of its project support unit to a group of investors led by GTCR Fund VI, L.P. and First Union Capital Partners. Purchase consideration totaled $305 million in cash, subject to certain working capital adjustments, plus up to an additional $20 million if certain levels of profitability in 2000 are achieved. Proceeds from the sale were used to pay down borrowings under Metamor's senior credit facility.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              2 Stock Purchase Agreement dated as of September 3, 1999 by and among MITS Holding, Inc., Metamor Information Technology Services, Inc. and Metamor Worldwide, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          METAMOR WORLDWIDE, INC.
                                          (Registrant)



Dated:  October 11, 1999                  By: /s/ EDWARD L. PIERCE
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                                              Edward L. Pierce
                                              Executive Vice President and
                                                Chief Financial Officer
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                               INDEX TO EXHIBITS


Exhibit No.        Description
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    2              Stock Purchase Agreement dated as of September 3, 1999 by
                   and among MITS Holding, Inc., Metamor Information Technology
                   Services, Inc. and Metamor Worldwide, Inc.